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                                                                    Exhibit 10.3

                         FACILICOM INTERNATIONAL, INC.
                         ----------------------------

                         1997 STOCK OPTION PLAN NO. 2

1. Definitions.
   -----------

     The terms defined in this Section 1 shall, for all purposes of this Plan, have the meanings herein specified:

     (a) "Administrator" shall mean such one or more persons who shall have been appointed in accordance with Section 3.

     (b) "Affiliate" shall mean, with respect to any shareholder of the Corporation, any individual or entity directly or indirectly controlling, controlled by or under common control with such shareholder, and such term shall include any individual who is an officer, director or employee of such shareholder or any Affiliate of such entity. As used in the immediately preceding sentence, the term "control" means, with respect to an entity, the right to exercise, directly or indirectly, a majority of the voting rights attributable to such entity, and the term "majority" means more than fifty percent (50%).

     (c)   "Board" shall mean the board of directors of the Corporation.

     (d) "Change in Control" shall mean the events described in Section 9 hereof.

     (e)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Common Stock" shall mean the Corporation's presently authorized Common Stock, except as this definition may be modified as provided in Section 8 hereof.

     (g) "Corporation" shall mean FACILICOM INTERNATIONAL, INC., a Delaware corporation.

     (h) "Director" or "Directors" shall mean a member or members of the Board.

     (i) "Disabled Optionee" shall mean an Optionee who becomes disabled within the meaning of the first sentence Section 22(e)(3) of the Code.

     (j)   "Effective Date" shall mean December 22, 1997.

     (k) "Employee" or "Employees" shall mean key persons employed by the Corporation, or a Subsidiary thereof, on a full-time basis and who are compensated for such employment by a regular salary.
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     (l)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" shall have the meaning given that term in Section 7(G) hereof.

     (n) "Option" shall mean an Option granted by the Corporation pursuant to the Plan to purchase shares of Common Stock.

     (o) "Optionee" shall mean a person who accepts an Option granted under the Plan.

     (p) "Option Price" shall mean the price to be paid for the shares of Common Stock being purchased pursuant to a Stock Option Agreement.

     (q) "Option Period" shall mean the period from the date of grant of an Option to the date after which such Option may no longer be exercised. Nothing in this Plan shall be construed to extend the termination date of the Option Period beyond the date set forth in the Stock Option Agreement.

     (r) "Plan" shall mean this FaciliCom International, Inc. 1997 Stock Option Plan No. 1.

     (s) "Stock Option Agreement" shall mean the written agreement between the Corporation and Optionee confirming the Option and setting forth the terms and conditions upon which it may be exercised.

     (t) "Subsidiary" shall mean any corporation, partnership, limited liability company, business trust, joint venture or other business entity in which the Corporation owns, directly or indirectly through Subsidiaries, at least 50% of the beneficial interests or total combined voting power of all classes of equity.

2.   Purposes.
     --------

     The purposes of the Plan are to promote the growth and profitability of the Corporation and its Subsidiaries by enabling it to attract and retain the best available personnel for positions of substantial responsibility, to provide Directors, officers and key Employees with an opportunity for investment in the Corporation's Common Stock and to give them an additional incentive to increase their efforts on behalf of the Corporation and its Subsidiaries.

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3.   Administration.
     --------------

     The Plan shall be administered by the Administrator. The Administrator shall be appointed by the Board and shall consist of one or more, but not more than three, members of the Board.

     The Administrator shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, (i) to grant Options, to determine the purchase price of the shares of Common Stock covered by each Option, the term of each Option, the persons to whom, and the time or times at which Options shall be granted, and the number of shares of Common Stock to be covered by each Option; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the terms and provisions of the Stock Option Agreements (which need not be identical) entered into in connection with awards under the Plan; and (v) to make all other determinations (including factual determinations) deemed necessary or advisable for the administration of the Plan. The Administrator may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Administrator or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility or authority the Administrator or such person may have under the Plan. Notwithstanding the foregoing, each grant of an Option and the terms thereof to a member of the Administrator shall be approved by the Board.

     The Administrator may employ attorneys, consultants, accountants or other persons, and the Administrator, the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all persons who have received Options, the Corporation and all other interested persons. No member or agent of the Administrator shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or awards made thereunder, and all members and agents of the Administrator shall be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation.

4.   Eligibility.
     -----------

     Subject to the provisions of the Plan, the Administrator shall determine and designate from time to time those Directors, officers and key Employees of the Corporation or its Subsidiaries to whom Options are to be granted and the number of shares of Common Stock covered by such grants (subject to the approval of the Board in the case of a grant to a member of the Administrator). In determining the eligibility of a Director, officer or key Employee to receive an Option, as well as in determining the number of shares covered by such Option, the Administrator (or the Board, in the case of a member of the Administrator) shall consider the position and responsibilities of

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such Employee, the nature and value to the Corporation or a Subsidiary of his or her services and accomplishments, his or her present and potential contribution to the success of the Corporation or its Subsidiaries and such other factors as the Administrator (or the Board) may deem relevant.

5.   Shares Available under the Plan.
     -------------------------------

     The aggregate number of shares of Common Stock which may be issued or delivered and as to which Options may be granted under the Plan is 5,135 shares. All such shares are subject to adjustment and substitution as set forth in
Section 8. If any Option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock subject to such Option shall again be available for purposes of the Plan.

     The shares of Common Stock which may be issued or delivered under the Plan may be either authorized but unissued shares or repurchased shares or partly each, as shall be determined from time to time by the Board.

6.   Grant of Options.
     ----------------

     The Administrator shall have full and complete authority, in its discretion but subject to the provisions of the Plan, to grant Options containing such terms and conditions as shall, in the judgment of the Administrator, be necessary or desirable.

7.   Terms and Conditions of Options.
     -------------------------------

     Options granted under the Plan shall be subject to the following terms and conditions:

                 (A) The Option Price at which each Option may be exercised shall be such price as the Administrator, in its discretion, shall determine but, except as may be approved by the Board, such price shall not be less than one hundred (100%) percent of the Fair Market Value per share of the Common Stock covered by such Option on the date of its grant.

                 (B) The Option Price shall be payable in any one or more of the following ways:


                       (i) in full in cash or in any combination of cash and installment payments as may be determined by the Administrator (or the Board in the case of Options granted to a member of the Administrator); and/or

                       (ii) in shares of the Common Stock (which are owned by the Optionee free and clear of all liens and other encumbrances)

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                 having a Fair Market Value on the date of exercise of the
                 Option which is equal to the Option Price for the shares being purchased.

                 If the Option Price is paid in whole or in part in shares of Common Stock, any portion of the Option Price representing a fraction of a share shall be paid in cash. The date of exercise of an Option shall be determined under procedures established by the Administrator, and the Option Price shall be payable at such time or times as the Administrator, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of an Option until full payment of the Option Price has been made. When full payment of the Option Price has been made, the Optionee shall be considered for all purposes to be the owner of the shares with respect to which payment has been made. Payment of the Option Price with shares shall not increase the number of shares of Common Stock which may be issued or delivered under the Plan as provided in Section 5.

                 (C) Subject to Section 9 hereof, no Option shall be exercisable during the first six months of its term, except that this limitation on exercise shall not apply (i) if the Optionee dies during such six-month period or (ii) if the Optionee becomes a Disabled Optionee, and his or her employment is voluntarily terminated with the consent of the Corporation or a Subsidiary during such six-month period. No Option shall be exercisable after the expiration of ten years and six months from the date of grant. Subject to this Section 7(C) and Sections 7(E) and 7(F), Options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Administrator.

                 (D) No Option shall be transferable by an Optionee other than by will, or if an Optionee dies intestate, by the laws of descent and distribution, and all Options shall be exercisable during the lifetime of an Optionee only by the Optionee.

                 (E) Unless otherwise determined by the Administrator and set forth in the Stock Option Agreement:

                       (i) If the employment of an Optionee who is not also a Director or officer (whether or not a Disabled Optionee) is voluntarily terminated with the written consent of the Corporation or a Subsidiary, or if an Optionee retires under any retirement plan of the Corporation or a Subsidiary, or if an Optionee who is a Director or officer ceases to be such at a time when such Optionee is not also an Employee, any then-outstanding Option held by such Optionee shall be exercisable (to the extent exercisable on the date of such event) by such Optionee at any time prior to the expiration

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                 date of such Option or within three months after the date of such event, whichever is the shorter period;

                       (ii) Following the death of an Optionee during employment or while serving as a Director or officer, any outstanding Option held by such Optionee at the time of death shall be exercisable in full (whether or not so exercisable on the date of the death of such Optionee) by the person or persons entitled to do so under the will of the Optionee, or, if the Optionee shall fail to make testamentary disposition of such Option or shall die intestate, by the legal representative of the estate of such Optionee, at any time prior to the expiration date of such Option or within nine months after the date of death, whichever is the shorter period. Following the death of an Optionee after termination of employment or of the status of Director or officer during a period when an Option is exercisable as provided in clause (i) above, any outstanding Option held by the Optionee at the time of death shall be exercisable by such person or persons entitled to do so under the Will of the Optionee or by such Optionee's legal representative to the extent that such Option was exercisable by the Optionee at the time of death at any time prior to the expiration date of such Option or within nine months after the date of death, whichever is the shorter period;

                       (iii) If the employment, or the status as a Director or
                 officer, of an Optionee is terminated by the Corporation or a Subsidiary without cause, any then-outstanding Option held by such Optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such Optionee at any time prior to the expiration date of such Option or within 30 days after the date of termination of employment, whichever is the shorter period; and

                       (iv) If the employment, or the status as a Director or officer, of an Optionee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary, death or involuntary termination without cause, the rights of such Optionee under any then-outstanding Option shall terminate at the time of such termination. In addition, if an Optionee engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Corporation or any of its Subsidiaries, the Administrator may in its

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                 discretion immediately terminate all Options held by the
                 Optionee. For purposes of this subsection (E), the following events or circumstances shall constitute "cause", to wit: perpetration of defalcations; willful, reckless or grossly negligent conduct entailing a substantial violation of any material laws or governmental regulations or orders applicable to the Corporation or a Subsidiary; or repeated and deliberate failure, after written notice, to comply with policies or directives of the Chief Executive Officer of the Corporation or a Subsidiary or of the Board.

           Whether termination of employment, or the status as a Director or officer, is a voluntary termination with the written consent of, or an involuntary termination for cause from, the Corporation or a Subsidiary, whether an Optionee is a Disabled Optionee and whether an Optionee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall be determined in each case by the Administrator (or in the case of a member of the Administrator, by the Board), and any such determination shall be final and binding.

                 (F) All Options granted hereunder shall be effective solely upon the delivery of a Stock Option Agreement, or an amendment thereto, duly executed by the Chief Executive Officer of the Corporation on behalf of the Corporation and by the Director, officer or Employee to whom such Options are granted.

                 (G) Fair Market Value of the Common Stock shall be determined (as of a date not more than 12 months preceding the date as of which such determination is required to be made hereunder) in good faith by the Board. The Board shall take into consideration such factors as it deems relevant, which factors may include but are not limited to (i) the Corporation's past, current and expected profitability, (ii) the Corporation's past, present and expected revenues and net cash flow,
           (iii) the Corporation's book value, and (iv) the absence of an organized tracking market for shares of the Common Stock.

           The date of the determination of the Administrator to grant an Option shall be deemed to be the date on which an Option is granted, provided that the Director, officer or Employee to whom the Option is granted is promptly notified of the grant and an Option Agreement is duly executed as of the date of the resolution.

                 (H) The obligation of the Corporation to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or

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           appropriate by counsel for the Corporation, and (ii) all other applicable securities laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 7 and the other provisions of the Plan, any Option granted under the Plan shall be subject to such other terms and conditions as the Administrator shall deem advisable.

8.   Adjustment and Substitution of Shares.
     -------------------------------------

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding Option and the number of shares which may be issued or delivered under the Plan but are not then subject to an outstanding Option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then-outstanding Option and for each share of Common Stock which may be issued or delivered under the Plan but is not then subject to an outstanding Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable.

     In the case of any adjustment or substitution as provided for in this
Section 8, the aggregate Option Price for all shares subject to each then-outstanding Option prior to such adjustment or substitution shall be the aggregate Option Price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new Option Price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 8 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

9.   Acceleration of the Exercise Date of Options.
     --------------------------------------------

     Notwithstanding any other provisions of this Plan, all Options shall become exercisable upon the occurrence of a Change in Control of the Corporation whether or not such Options are then exercisable under the provisions of the Stock Option

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Agreements relating thereto. A Change in Control of the Corporation is any of the following: (i) a merger, consolidation or other reorganization in which the Corporation (x) is not the surviving entity or (y) survives only as a subsidiary of any entity (other than a previously wholly-owned Subsidiary of the Corporation), (ii) the acquisition by any person, entity or affiliated group of persons and entities (other than any one or more of the shareholders of the Corporation as of the Effective Date, and their respective Affiliates) of 50% or more of the combined voting power of the Corporation's then outstanding securities (including securities exercisable for or convertible into voting securities), or (iii) the consummation of a transaction requiring shareholder approval and involving the sale, lease or exchange of all or substantially all the assets of the Corporation.

10.  Effect of the Plan on the Rights of Employees and Employer.
     ----------------------------------------------------------

     Neither the adoption of the Plan nor any action of the Board or the Administrator pursuant to the Plan shall be deemed to give any Director, officer or Employee any right to be granted an Option under the Plan, and nothing in the Plan, in any Option granted under the Plan or in any Stock Option Agreement shall confer any right to any Director, officer or Employee to continue in the employment of, or in such status with, the Corporation or any Subsidiary or interfere in any way with the rights of the shareholders, the Corporation or any Subsidiary to terminate the employment or other status of any Director, officer or Employee at any time.

11.  Interpretation, Amendment, and Termination.
     ------------------------------------------

     Except as provided elsewhere in this Plan, in the event of any dispute or disagreement as to the interpretation of this Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board shall be final and binding upon all persons. The Board may, in its discretion, amend or terminate this Plan at any time. Without limiting the generality of the foregoing, the Board may, without approval of the shareholders of the Corporation, (a) increase the total number of shares which may be issued or delivered under the Plan, (b) increase the total number of shares which may be covered by any Option granted to any one Optionee, (c) make any changes in the class of Employees to whom Options may be granted or modify the eligibility requirements applicable to the granting of Options, (d) extend the period during which Options may be granted and (e) otherwise materially increase the benefits accruing to Directors, officers and Employees under the Plan. Termination of the Plan shall not affect the rights of Optionees or their successors under any Options outstanding and not exercised in full on the date of termination.

12.  Withholding Taxes.
     -----------------

     The Corporation unilaterally or by arrangement with the Optionee shall make appropriate provision for satisfaction of any obligation to withhold taxes in the case of

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any grant, award, exercise or other transaction which gives rise to a withholding requirement. An Optionee or other person receiving shares issued upon exercise of an Option shall be required to pay the Corporation or any Subsidiary in cash the amount of any taxes which the Corporation or Subsidiary is required to withhold.

     Notwithstanding the preceding sentence and subject to such rules as the Administrator may adopt, Optionees who are subject to Section 16(b) of the Exchange Act, and, if determined by the Administrator, other Optionees, may satisfy the obligation, in whole or in part, by election on or before the date that the amount of tax required to be withheld is determined, to have the number of shares received upon exercise of an Option reduced by a number of shares.

13.  Effective Date and Duration of Plan.
     -----------------------------------

     The effective date and the date of adoption of the Plan shall be the Effective Date. No Option may be granted under the Plan subsequent to the date which is ten (10) years following the Effective Date.

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